                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of September, 2003.


                                      /s/ Edward L. Hutton
                                      ---------------------------
                                      Edward L. Hutton

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 22nd day of September, 2003.

                             /s/ Sandra E. Laney
                             ------------------------------
                             Sandra E. Laney

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 18th day of September, 2003.


                               /s/ Joel F. Gemunder
                               -----------------------------------
                               Joel F. Gemunder

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of September, 2003.


                                /s/ Patrick P. Grace
                                -----------------------------------
                                Patrick P. Grace

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of September, 2003.


                                 /s/ Thomas C. Hutton
                                 ---------------------------
                                 Thomas C. Hutton

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 18th day of September, 2003.


                                  /s/ Donald E. Saunders
                                  -----------------------------------
                                  Donald E. Saunders

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 18th day of September, 2003.


                                 /s/ George J. Walsh III
                                 ---------------------------
                                 George J. Walsh III

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc., hereby constitutes and appoints Kevin J. McNamara, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 2002 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of September, 2003.


                                /s/ Frank E. Wood
                                ---------------------------
                                Frank E. Wood